UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

BLOW & DRIVE INTERLOCK CORP
(Name of Registrant as Specified In Its Charter)

______________________________________________________

Name of Person(s) Filing Information Statement, if other than Registrant:

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☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party: ____________________________
(4)	Date Filed: ____________________________

BLOW & DRIVE INTERLOCK CORP.

28325 Rostrata Ave.

Lake Elsinore, CA 92532

844-332-5699

Copies of correspondence to:

James B. Parsons

Witherspoon Brajcich McPhee, PLLC

10016 Edmonds Way, Ste. C-325

Edmonds, WA 98020

(425) 451-8036

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: June 7, 2021

TO THE STOCKHOLDERS OF BLOW & DRIVE INTERLOCK CORP.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Blow & Drive Interlock Corp. (the “Company,” “we” or “us”), a Delaware corporation, which is a publicly reporting company with the Securities and Exchange Commission.

On May 24, 2021, one stockholder holding 112,617,521 shares of $0.0001 par value common stock (“Common Stock”) and 1,000,000 shares of $.001 par value preferred stock (“Preferred Stock”), consented to amend the Company’s Articles of Incorporation. The Common Stock, representing approximately 80%, of the total voting power of the Company’s issued and outstanding common stock, and the Preferred Stock, representing 100% of the issued and outstanding preferred stock consented in writing to amend the Company’s Articles of Incorporation (the “Articles of Amendment”). This consent was sufficient to approve the Articles of Amendment under Delaware law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the stockholders of the Company have approved, which will change the name of the Company from Blow & Drive Interlock Corp to Leet Technology Inc. The Articles of Amendment will become effective upon filing with the Delaware Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Articles of Amendment, this Information Statement contains important information about the Articles of Amendment.

By Order of the Board of Directors

/s/ Ding Jung Long
Ding Jung Long, CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

BLOW & DRIVE INTERLOCK CORP.

805, 8th Floor, Menara Mutiara Majestic

Jalan Othmam, Petaling Jaya

Selangor, Malaysia

603-7783-1636

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Blow & Drive Interlock Corp., a Delaware corporation (the “Company,” “we” or “us”), to advise them of the corporate actions authorized by written consent of the Company’s stockholders holding approximately 80% of the total voting power of the Company’s common stock and 100% of the preferred stock as of the record date of May 24, 2021 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with Title 8, Section 228 of the Delaware Corporations Code (“DCC”), the Company’s Articles of Incorporation and its Bylaws. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on June 7, 2021.

On May 24, 2021, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”) that will change the name of the Company to Leet Technology Inc.

On May 24, 2021, one stockholder holding 112,617,521 shares of common stock and 1,000,000 shares of preferred stock, representing approximately 80% and 100%, respectively, of the total voting power of the Company’s capital stock as of March 31, 2021, and consented in writing to the Articles of Amendment. This consent was sufficient to approve the Articles of Amendment under Delaware law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Delaware law and our Articles of Incorporation and Bylaws permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of capital stock entitled to vote on such matter sign and deliver to the Company a written consent to the action.

NO APPRAISAL RIGHTS

Under Delaware corporate law, stockholders have no appraisal or dissenters’ rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

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HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances, we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests should be directed to our Chief Executive Officer, Ding Jung Long, 805, 8th Floor, Menara Mutiara Majestic, Jalan Othmam, Petaling Jaya, Selangor, Malaysia, 603-7783-1636.

Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

General

On May 24, 2021, one stockholder holding 112,617,521 shares of $0.0001 par value common stock (“Common Stock”), and 1,000,000 shares of preferred stock par value $.001 consented to amend the Company’s Articles of Incorporation. The Common Stock, representing approximately 80%, of the total voting power of the Company’s issued and outstanding common stock, and the Preferred Stock, representing 100% of the Company’s issued and outstanding preferred stock consented in writing to amend the Company’s Articles of Incorporation (the “Articles of Amendment”). This consent was sufficient to approve the Articles of Amendment under Delaware law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the stockholders of the Company have approved, which will change the name of the Company from Blow & Drive Interlock Corp to Leet Technology Inc. The Articles of Amendment will become effective upon filing with the Delaware Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

Reasons for the Change of Name

On November 18, 2020, the Company entered into a Share Exchange Agreement with Leet Technology Limited (“Leet”) to acquire all of the issued and outstanding shares of Leet in exchange for 10,000,000 shares of the Company’s common stock. The name change is a result on the purchase of stock of Leet, and the adoption of Leet’s plan of business and plan of operations. The change of name will allow for the Company to market its products and services without confusion in the marketplace.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about June 30, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 1, 2021, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our Common Stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

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Beneficial ownership of the common and preferred stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of December 31, 2020. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 1,199,692,158 shares of common stock outstanding and 1,000,000 shares of preferred stock outstanding as May 1 2021, plus, for each individual, any securities that individual has the right to acquire within 60 days of May 1, 2021.

	Shares Beneficially
	Owned
Name and Address of Beneficial Owner:	Number	Percent
Officers and Directors:
Dai SONG (1) 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Common Stock	112,617,521	80.2%

Ding Jung Long* 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	800,000	0.6%

Kamal Hamidon * 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000	0.7%

Ganesha Karuppiaya* 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000	0.7%

Dai SONG 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Series A Preferred Stock	1,000,000

Directors and officers as a group (common stock)	115,417,521	82.2%

_________

*	Represents beneficial ownership of less than 1%.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(1) The total includes 2,000,000 shares issued to Dai Song for his interest in Leet Technology Limited.

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Securities Authorized for Issuance under Equity Compensation Plans

None

Changes in Control

We know of no arrangements which may at a subsequent date result in a change in control of the Company.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and

* Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and September 30, 2020.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Ding Jung Long
Ding Jung Long, CEO

June 8, 2021

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CERTIFICATE OF INCORPORATION

OF

Leet Technology Inc.

ARTICLE ONE

Name

The name of the Corporation shall be Leet Technology Inc.

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